FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96

ADCPB BALANCE
Prior Month ADCPB                                                   85,791,611.02
Initial ADCPB                                                       85,790,915.00
Current Month ADCPB (Before addition of New Property)               84,136,906.13
Base Principal Amount (Prior - Current)                              1,654,704.88
Add:  ADCPB of New Transferred Property                              1,654,218.35
Ending ADCPB (Current + ADCPB of New Property)                      85,791,124.49

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                          73,780,187.00
     Class A Certificate Rate                                                6.85%
     One twelfth of Class A Certificate Rate                                 0.57%
     Class A Certificate Interest                                      421,161.90
     Prior Month Class A Overdue Interest                                    0.00

     Class A Interest Due                                              421,161.90
     Class A Interest Paid                                             421,161.90

     Current Month Class A Overdue Interest                                  0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                          73,780,187.00
     Class A Percentage                                                     86.00%
     Base Principal Amount                                           1,654,704.88
     Class A Base Principal Distribution Amount                              0.00
     Prior Month Class A Overdue Principal                                   0.00
     Total A Note Principal Due                                              0.00

     Class A Principal Paid                                                  0.00

     Class A Overdue Principal                                               0.00

     Current Month Class A Principal Balance                        73,780,187.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                         3,431,637.00
     Class B-1 Certificate Rate                                              7.63%
     One twelfth of Class B-1 Certificate Rate                               0.64%
     Class B-1 Certificate Interest                                     21,819.49
     Prior Month Class B-1 Overdue Interest                                  0.00

     Class B-1 Interest Due                                             21,819.49
     Class B-1 Interest Paid                                            21,819.49
     Current Month Class B-1 Overdue Interest                                0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                         3,431,637.00
     Class B-1 Percentage                                                    4.00%
     Base Principal Amount                                           1,654,704.88
     Class B-1 Base Principal Distribution Amount                            0.00
     Prior Month B-1 Overdue Principal                                       0.00
     Total B-1 Note Principal Due                                            0.00
                                                                             ----

     Class B-1 Principal Paid                                                0.00


     Class B-1 Overdue Principal                                             0.00

     Current Month Class B-1 Principal Balance                       3,431,637.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                         3,431,637.00
     Class B-2 Certificate Rate                                              8.17%
     One twelfth of Class B-2 Certificate Rate                               0.68%
     Class B-2 Certificate Interest                                     23,363.73
     Prior Month Class B-2 Overdue Interest                                  0.00

     Class B-2 Interest Due                                             23,363.73
     Class B-2 Interest Paid                                            23,363.73

     Current Month Class B-2 Overdue Interest                                0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                         3,431,637.00
     Class B-2 Percentage                                                    4.00%
     Base Principal Amount                                           1,654,704.88
     Class B-2 Base Principal Distribution Amount                            0.00
     Prior Month B-1 Overdue Principal                                       0.00
     Total B-1 Note Principal Due                                            0.00

     Class B-2 Principal Paid                                                0.00

     Class B-2 Overdue Principal                                             0.00

     Current Month Class B-2 Principal Balance                       3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96

SERVICING FEE SCHEDULE
     Prior Month ADCPB                      85,791,611
     Service Fee Rate                           0.5000%
     One-twelfth                                0.0417%
     Service Fee                             35,746.50

     Prior Service Fee Arrearage                  0.00
     Service Fee Due                         35,746.50

     Service Fee Paid                        35,746.50

     Current Servicing Fee Arrearage              0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                      85,791,611
     Back-Up Service Fee Rate                   0.0130%
     One-twelfth                                0.0011%
     Back-up Service Fee                        929.41

     Prior Back-Up Service Fee Arrearage          0.00
     Total Back-Up Service Fee Due              929.41

     Back-Up Service Fee Paid                   929.41

     Current Back-Up Servicing Fee Arrearage      0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                291.67
     Trustee Fee Rate                           0.0100%

     Prior Trustee Fee Arrearage                  0.00
     Total Trustee Fee Due                      291.67

     Trustee Fee Paid                           291.67

     Current Trustee Fee Arrearage                0.00


CERTIFICATE PREMIUM SCHEDULE

     Initial Class A Balance             73,780,187.00
     Premium Rate                               0.0208%
     Prior Premium Arrearage                      0.00
     Premium Amount Due                           0.00

     Premium Amount Paid                     15,371.00

     Current Premium Arrearage               15,371.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96


Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insovent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate
     Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occur and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

   FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
   ----------------------------------------------------------------------------
   FIRST SIERRA RECEIVABLES INC.
   MONTHLY SERVICER CERTIFICATE
   FOR THE COLLECTION PERIOD ENDING 8/1/96

   RESTRICTING EVENT CALCULATIONS

         (a)  Event of Service Termination (Yes/No)                         No
                                                                        -------------

         (b)  Certificate Insurer makes an Insured Payment                   No
                                                                        -------------

         (a)  Gross Charge-Off Event (Yes/No)                                No
                                                                        -------------

         (b)  Delinquency Trigger Event                                      No
                                                                        -------------

   EVENTS OF SERVICE TERMINATION

   (i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

   (ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

   (iii) Any failure on the part of the Service duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

   (iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

   (v) The Servicers shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

   (vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

   (vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

   (viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

   (ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

   FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
   ----------------------------------------------------------------------------
   FIRST SIERRA RECEIVABLES INC.
   MONTHLY SERVICER CERTIFICATE
   FOR THE COLLECTION PERIOD ENDING 8/1/96

   GROSS CHARGE-OFFS (>=160)
                                 Gross                         Gross                         Monthly
                                Defaults      Recoveries    Charge-Offs    ADCPB           Charge-Offs
                                --------      ----------    -----------    -----           -----------
              2 months prior             0                0           0   84,125,647             0.00%
              1 month prior              0                0           0   84,145,443             0.00%
              Current                    0                0           0   83,999,395             0.00%


                              Gross Charge-Off Ratio:                                            0.00%
                              Maximum Charge-Off Ratio:                                          2.50%



   30+ DELINQUENCIES
                                                                              Monthly
                              Delinquencies     ADCPB                      Delinquencies
                              -------------     -----                      -------------
              2 months prior     2,599,721       84,125,647                        3.09%
              1 month prior      2,687,262       84,145,443                        3.19%
              Current month      3,881,760       83,999,395                        4.62%

                              Delinquency Ratio:                                   3.64%
                              Maximum Delinquency Ratio:                           6.00%




   FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
   ----------------------------------------------------------------------------
   FIRST SIERRA RECEIVABLES INC.
   MONTHLY SERVICER CERTIFICATE
   FOR THE COLLECTION PERIOD ENDING 8/1/96
   ISSUER RESTRICTING EVENT CALCULATIONS

         (a)  Gross Defaults (>=180)                                         No
                                                                        -------------

         (b)  Issuer Delinquency Ratio                                       No
                                                                        -------------


   GROSS DEFAULTS (>=180)

                                                                   Monthly
                              Gross Defaults    ADCPB             Charge-Offs
                              --------------    -----             -----------
              Current                    0       83,999,395           0.00%


                    i A       Subordinated Percentage                10.00%
                      B       WAL of Remaining Leases                 2.25
                   ii         Two
                              Trigger (i/ii)                          2.22%




   ISSUER DELINQUENCY RATIO (90+ DAYS)


                                                                    Monthly
                              Delinquencies     ADCPB            Delinquencies
                              -------------     -----            -------------
              2 months prior        28,306       84,125,647           0.03%
              1 month prior        214,664       84,145,443           0.26%
              Current month        553,629       83,999,395           0.66%

                              Delinquency Ratio:                      0.32%
                              Maximum Delinquency Ratio:              2.50%


   EARLY AMORTIZATION EVENT

         (1)  Is Subordinate Interest less than 8.86% of ADCPB?        No
                                                                   ------------

         (2)  Has a Gross Charge-Off Event Occurred?                   No
                                                                   ------------

         (3)  Has a Delinquency Event Occurred?                        No
                                                                   ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96

         Aging/Delinquency Statistics
                                                                                                     % of
                                                                                   ADCPB             Total
         Current                                                                 80,117,636          95.38%
         31-60 Days Past Due                                                      2,756,339           3.28%
         61-90 Days Past Due                                                        571,791           0.68%
         91+ Days Past Due                                                          553,629           0.66%
                                                                                 ----------

         Total                                                                   83,999,395         100.00%


         Certificate Factors

         Class A Notes                                                            1.0000000
         Class B-1 Notes                                                          1.0000000
         Class B-2 Notes                                                          1.0000000


         Substitution Limits [Section 7]

         Initial ADCPB                                                        85,790,915.00
         Maximum Substitution (10% of Initial)                                 8,579,091.50
         Maximum Substitution for Defaulted Contracts (5% of Initial)          4,289,545.75

         Prior month ADCPB Substituted                                           237,565.11
         Current month ADCPB Substituted                                         182,319.51
         Cumulative ADCPB Substituted                                            910,033.84

         Prior month ADCPB Substituted for Defaulted Contracts                         0.00
         Current month ADCPB Substituted Defaulted Contracts                           0.00
         Cumulative ADCPB Substituted for Defaulted Contracts                          0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96

                                                                                                          Security
                                                                          Lockbox        Collection        Deposit
                                                                          Account          Account         Account
---------------------------------------------------------------------------------------------------------------------
BEGINNING ACCOUNT BALANCES                                               245,209.10

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to
       Collection Account                                               (130,054.51)
     Transfer of prior period Excluded Amounts not yet transferred       (36,340.01)
     Collections Received [5.02 (b)(d)]                                2,216,903.80
     Excluded Amounts [5.02 (d)][Definition]                            (848,325.09)
     Collections on Deposit due Collection Account [5.02 (d)]         (1,154,111.26)

     Ending Balance @ 8/1/96                                             293,282.03


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 7/1/96                                                         1,053,051.71

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 7/1/96
     Add:  Servicer Advance                                                               828,858.24
     Add:  Payments due Collection Account from last 2 business
           days                                                                           130,054.51
     Add:  Add'l transfers                                                                115,408.48
     Less: Return of Prior month Excluded Amts. sent to Collection
           Acct. in error                                                                  (4,700.21)
     Add:  Amounts to Collection Acct from Security deposit account                             0.00
     Less: Total distributions on 7/10/96                                              (2,122,672.73)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 8/1/96
     Aggregate Amount of Actual Payments [6.01 b(i)]                                    1,263,033.62
     Add:  Servicer Advances [5.03][6.01 b(ii)]                                                 0.00
     Add:  Sch. Payments, Final Payments or Purchase Option from Sec.
           Deposit Account [6.01 b(iii)]                                                        0.00
     Add:  Reconveyance Amounts by Servicer [6.01 b(iv)]                                        0.00
     Add:  Any Investment Earnings [6.01 b(v)]                                              3,470.07
     Add:  Deposits from New Transferred Property Funding Account
           [6.01 b(vi)]                                                                         0.00
     Add:  Amount Payable to Class A Certificateholders under
           6.04 d [6.01 b(vii)]                                                                 0.00
     Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                        0.00
     Add:  Security Deposits Related to Prepayment                                              0.00
     Add:  Offset Amount as Provided by 5.12 [6.01 c]                                           0.00
     Less: Amounts transferred to the New Transferred Property Funding
           Account [6.01 d]                                                                     0.00
     Less: Amounts Servicer Advanced but deems uncollectable [6.01 d]                           0.00
     Less: Payments due Collection Acct. from last 2 business days in
           calendar mo.                                                                  (122,829.49)

     Ending Balance @ 7/31/96                                                           1,143,674.20

     Add:  Payment transferred to Coll. Acct. from 2 days prior                            13,907.13

     Ending Balance @ 8/1/96                                                            1,157,581.33

     Add:  Servicer Advances to be deposited on Determination Date                        751,058.64
     Add:  Payments due Collection Acct from last 2 business days                         217,619.98
     Add:  Payments not yet transferred to the Collection Account                          72,562.76
     Add:  Amounts to Collection Account from Security Deposit
           Account [6.02 c]                                                                     0.00
                                                                                       -------------
     Adjusted Collection Account Balance                                                2,198,822.71

SECURITY DEPOSIT ACCOUNT
     Beginning  Balance                                                                                  127,270.75
     Add:  Balance deposited on closing date                                                                   0.00
     Add:  Security Deposits [6.02 b]                                                                          0.00
     Less: Amounts to Collection Account [6.02 c]                                                              0.00
     Add:  Investment Earnings                                                                               562.57
                                                                                                     --------------
     Ending Balance @ 5/31/96                                                                            127,833.32

     Less: Amounts to Collection Account [6.02 c]                                                              0.00

     Adjusted Security Deposit Account Balance                                                           127,833.32

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

     BEGINNING BALANCE                                                                                         0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]              0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                             0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]             0.00
                                                                                                     --------------

     Ending Balance @ 7/31/96                                                                                  0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      1,654,218.35

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    (1,654,218.35)
                                                                                                     --------------

     Adjusted New Transferred Property Funding Account Balance                                                 0.00



                                                                       New Transf.
                                                                        Property
                                                                         Funding       Intra-Month      Payment Date
                                                                         Account      Distributions    Distributions
---------------------------------------------------------------------------------------------------------------------
BEGINNING ACCOUNT BALANCES

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to
       Collection Account
     Transfer of prior period Excluded Amounts not yet transferred
     Collections Received [5.02 (b)(d)]
     Excluded Amounts [5.02 (d)][Definition]
     Collections on Deposit due Collection Account [5.02 (d)]

     Ending Balance @ 8/1/96


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 7/1/96

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 7/1/96
     Add:  Servicer Advance
     Add: Payments due Collection Account from last 2 business days
     Add:  Add'l transfers
     Less: Return of Prior month Excluded Amts. sent to Collection
           Acct. in error
     Add:  Amounts to Collection Acct from Security deposit account
     Less: Total distributions on 7/10/96
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 8/1/96
     Aggregate Amount of Actual Payments [6.01 b(i)]
     Add:  Servicer Advances [5.03][6.01 b(ii)]
     Add:  Sch. Payments, Final Payments or Purchase Option from Sec.
           Deposit Account [6.01 b(iii)]
     Add:  Reconveyance Amounts by Servicer [6.01 b(iv)]
     Add:  Any Investment Earnings [6.01 b(v)]
     Add:  Deposits from New Transferred Property Funding Account
           [6.01 b(vi)]
     Add:  Amount Payable to Class A Certificateholders under
           6.04 d [6.01 b(vii)]
     Add:  Advance Payments Due and Owing for Collection Period [6.01 c]
     Add:  Security Deposits Related to Prepayment
     Add:  Offset Amount as Provided by 5.12 [6.01 c]
     Less: Amounts transferred to the New Transferred Property Funding
           Account [6.01 d]
     Less: Amounts Servicer Advanced but deems uncollectable [6.01 d]
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.

     Ending Balance @ 7/31/96

     Add:  Payment transferred to Coll. Acct. from 2 days prior

     Ending Balance @ 8/1/96

     Add:  Servicer Advances to be deposited on Determination Date
     Add:  Payments due Collection Acct from last 2 business days
     Add:  Payments not yet transferred to the Collection Account
     Add:  Amounts to Collection Account from Security Deposit
           Account [6.02 c]

     Adjusted Collection Account Balance

SECURITY DEPOSIT ACCOUNT
     Beginning  Balance
     Add:  Balance deposited on closing date
     Add:  Security Deposits [6.02 b]
     Less: Amounts to Collection Account [6.02 c]
     Add:  Investment Earnings

     Ending Balance @ 5/31/96

     Less: Amounts to Collection Account [6.02 c]

     Adjusted Security Deposit Account Balance

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

     BEGINNING BALANCE
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]


     Ending Balance @ 7/31/96

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]


     Adjusted New Transferred Property Funding Account Balance

-------------------------------------------------------------------------------
FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                          2,198,822.71


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                    0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A)     Unreimbursed Service Advances from current collection period                         0.00
            (B)     Unreimbursed Service Advances from prior collection period                           0.00
            (C)     Servicing Charges inadvertently deposited in Collection Account                      0.00

     (iv)   Current and unpaid Servicing Fees                                                       35,746.50

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                    929.41

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                     30,742.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                      291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]               421,161.90

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]           21,819.49

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]             23,363.73

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]           0.00

     (xii)  Any amounts due Service under 9.03 [6.06 b (xi)]                                             0.00

     (xiii) To the Service Security Deposit Refund under 6.02C                                           0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new Contracts          1,654,704.88
            transferred to the Trust, [6.06 b (xii)]

            If less than the Base Principal Amount, the remainder to the New                             0.00
            Transferred Property 0.00 Funding Account [6.06 b (xii)]

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]            10,063.12




FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1

--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                           0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                       0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)     Unreimbursed Service Advances from prior periods                                            0.00
            (B)     Servicer Fee and unpaid Servicer Fee                                                        0.00
            (C)     Servicing Charges inadvertently deposited in Collection Account                             0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                             0.00

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 0.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                               0.00

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            0.00

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                       0.00

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                         0.00

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]              0.00

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                 0.00

     (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         0.00
            provided no restricting event exists

     (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        0.00
            provided no restricting event or issuer restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                  0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                           0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        0.00


     REVIEWED BY:



     ---------------------------------------------------
     SANDY B. HO
     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER